DigiPath Launches Vocational Cannabis Education and Training Division

Las Vegas, NV, July 1, 2014 -- Digital pathology solutions provider DigiPath, Inc. (OTCQB: DIGP / “DigiPath”) has announced the launch of its new cannabis education and training division to support its line of service expansion to include cannabis testing and education.

DigiPath has sought out the services of Oak Tree Educational Partners, Inc. (Oak Tree), an education holding company that acquires and manages educational training schools, to construct the initial business plan.

“The Oak Tree partnership will help us accelerate the launch of DigiPath’s education and training curriculums in the botanical nutraceutical and medical marijuana industries,” said Todd Denkin, President of DigiPath.

“We plan to develop weekend seminars, interactive online courses, and instructor-led programs to empower students with a comprehensive understanding of the many facets of botanical nutraceuticals and medical marijuana, and the critical skills needed in these industries.”

DigiPath is seeking to solve some of the major shortcomings facing the cannabis industry today—such as lack of best practices for growing and testing cannabis—by developing an industry-leading training curriculum.

“We’re exceptionally proud to be a part of this forward-looking program which is establishing excellent standards of educational operations across all organizations involved in the cannabis industry,” said Joe Bianco, Oak Tree’s Chief Executive Officer. “This is an area of knowledge that has been suppressed in the United States for too long.”

According to market research reports, the legal cannabis market in America is estimated to have reached $1.5 billion in 2013, and it is expected to quadruple by the year 2018.

About DigiPath, Inc.

DigiPath, Inc. is a digital pathology solutions provider with expanding infrastructure in the cannabis testing and educational markets. The Company designs and markets innovative pathology solutions to private and academic institutions in addition to providing best practices and comprehensive training curriculums.

DigiPath’s digital pathology portfolio includes PathScope™, PathCloud™, PathReview™, and PathConsult™ digital platforms to share and archive tissue images.

For more information about this announcement or the company, go to www.digipath.com.

About Oak Tree Educational Partners, Inc.

Founded in 2009, Oak Tree Educational Partners is an education holding company focused on the acquisition of profitable educational training schools that demonstrate the capacity for leadership in their respective industries and markets. Oak Tree currently operates five vocational training schools, including Valley Anesthesia, a professional test preparation school.

Information about Forward-Looking Statements

This press release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in the Company’s filings with the United States Securities and Exchange Commission. An example of such forward looking statements in this press release include statements regarding the Company developing and completing new products and revenue growth. For a more detailed description of the risk factors and uncertainties affecting DigiPath, please refer to the Company’s recent Securities and Exchange Commission filings, which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

888-552-4440

Investor Relations

IR@digipath.com

David Williams, CFO

David@DigiPath.com